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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
IDEC Pharmaceuticals Corporation:


     We consent to the use of our report incorporated herein by reference in the registration statement on Form S-8 of IDEC Pharmaceuticals Corporation.


                                            /s/ KPMG PEAT MARWICK LLP

                                            KPMG PEAT MARWICK LLP




San Diego, California
August 31, 1998